GREAT LAKES DREDGE & DOCK COMPANY
RIVER & HARBOR IMPROVEMENTS

June 2010 Morgan Joseph 2010 Best Ideas Conference Exhibit 99.1

Safe Harbor
This presentation includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933,
Section 21E of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.  Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the
Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

GREAT LAKES DREDGE & DOCK COMPANY
RIVER & HARBOR IMPROVEMENTS

Key Investment Highlights Douglas Mackie President & CEO

Great Lakes Dredge & Dock
Foreign
16%
Demolition
8%
Beach
24%
Capital
27%
Maintenance
25%
2009 REVENUE BY WORK TYPE
$622 million
2009 BID MARKET SHARE
Bid Market: $1,137 million
Norfolk
7%
Other
9%
Great Lakes
47%
Weeks
29%
Manson
8%
Foreign
21%
Demolition
8%
Beach
10%
Capital
33%
Maintenance
28%
Q1 2010 YTD REVENUE BY WORK TYPE
$161 million
Q1 2010 YTD BID MARKET SHARE
Bid Market: $211 million
Great Lakes
16%
Weeks
36%
Other
42%
Norfolk
6%

Great Lakes Dredge & Dock
Largest provider of dredging, land reclamation and beach nourishment services in the U.S.
Leader in Federally protected domestic market
Largest and most diverse U.S. dredging fleet
Only U.S. dredge operator with significant foreign presence
Technical expertise/capability to address increasingly stringent environmental regulations and job complexity
Fleet capacity to compete for multiple projects across domestic market sectors and internationally

Dredging Overview
Capital
– deepening ports, land reclamation,
and excavation of underwater trenches
Beach Nourishment
– creating and rebuilding
beaches
Maintenance
– maintaining depth of shipping
channels
Types of Dredging
Army Corps of Engineers is largest user of
dredging services
Foreign governments
State and local governments
Private entities (e.g., oil companies, utilities)
Customers
Capital Beach Nourishment Maintenance

Large and Flexible Fleet in U.S. and Middle East Markets
Hopper
Hydraulic Cutterhead
Mechanical
11 Vessels (7 U.S., 4 Middle
East)
Has the only two large
electric cutterhead dredges
available in the U.S. for
environmentally sensitive
regions requiring lower
emissions
10 Vessels (4 U.S., 6 Middle
East)
Highly mobile, able to
operate in rough waters
Little interference with other
ship traffic
5 Vessels (all U.S.)
Operates one of two
environmentally friendly
electric clamshell dredges in
the U.S.
Maneuverability in tight
areas such as docks and
terminals
25 material transportation barges and over 160 other specialized support vessels
Estimated fleet replacement cost in excess of $1.5 billion in current market
Types of Dredges

Favorable Competitive Dynamics
U.S. domestic dredging market is protected from international competition
Foreign Dredge Act (1906) and Merchant Marine Act (1920) effectively prohibit foreign dredges/foreign-owned dredging companies from operating in U.S.
No new material entrants to industry in recent years
New dredges are expensive/require long construction lead times
Strict job bonding/regulatory certification requirements
Dredging projects growing increasingly complex; heightens need for specialized equipment
Recognized leader in dredging safety

Industry and Company Overview

Growing Bid Market
BID MARKET BY WORK TYPE
($ in millions)
$1,137
$783
$603
$714
$727
$211
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005 2006 2007 2008 2009 Q1 2010
Capital Maintenance Beach

Attractive Catalysts in the Dredging Market
Maintenance Dredging
The Corps goal is to reach 95% U.S. port operating capacity by 2013
The 2009 domestic bid market increased significantly to $1.1 billion from $783 million in 2008, primarily as a result of needed maintenance projects
Coastal Restoration
Potential berm construction to mitigate environmental impact of oil to Louisiana coast
Coastal restoration projects planned in 2010 and beyond (schedule may be impacted due to current events in the Gulf region)
Plan in place for coastal work in Mississippi and other coastal states
Panama Canal Expansion
Heightens the need to maintain and deepen U.S. East and Gulf Coast ports
Jacksonville & Delaware projects, among others, moving forward
Los Angeles Port Developments
Renewed activity to maintain competitiveness

Funding for catalysts
Harbor Maintenance Trust Fund (HMTF)
HMTF legislation introduced in Congress in March 2010, expected to be passed in 2010
Anticipated to provide $250 - $400 million of additional annual dredging work
2009 Stimulus
Stimulus bolstered the 2009 bid market
Majority of stimulus work has been awarded; significant amount to be completed by industry in 2010
Mississippi Coastal Improvements Program (MCIP)
Signed in June 2009 by President Obama as part of the Supplemental Appropriations Act of 2009
Includes $400 million for barrier island/ecosystem restoration of storm-damaged shorelines
Corps in the planning stages and has indicated it will start bidding projects in the first quarter of 2011

Domestic Dredging Industry Demand Drivers
U.S. ports 5’ – 10’ shallower vs. foreign ports
Domestic port development required to support
larger, deeper draft ships
Water Resources Development Act (“WRDA”)
Long-term funding for wetland and coastal
marshes
Other port development
Capital
$203
$310
2009
$44
$124
Q1 2010
$162 GLDD Revenue
$296 Bid Market Size
Three Year
Average
(In millions)

Domestic Dredging Industry Demand Drivers
Storm activity/natural erosion
Growing population in coastal communities
22 of the 25 most densely populated
U.S. counties are coastal
Importance of beach assets to local
tourism industry
Beaches along East and Gulf Coasts in
critical need of nourishment
Beach Nourishment
$62
$183
2009
$39
$10
Q1 2010
$72 GLDD Revenue
$151 Bid Market Size
Three Year
Average
(In millions)

Domestic Dredging Industry Demand Drivers
Corps goal is to reach 95% of U.S. port
operating capacity
Incremental funding expected from Harbor
Maintenance Trust Fund
Naturally sedimentation and volatile weather
New capital projects increase need for ongoing
maintenance
57% of 2009 domestic bid market was
maintenance work
Maintenance
$175
$645
2009
$41
$77
Q1 2010
$117 GLDD Revenue
$395 Bid Market Size
Three Year
Average
(In millions)

International projects tend to be larger/
longer duration vs. domestic projects
Middle East has been a strong market
historically, and is expected to provide
good opportunities in the future
Moving forward with upgrade of the dredge
Ohio to meet future demand anticipated in
Middle East
Great Lakes is Well Positioned to Compete Globally
International
$134
2009
$25 $149 GLDD Revenue
Q1 2010
Three Year
Average
(In millions)

Major U.S. provider of commercial and
industrial demolition services; primarily in
New England
Purchased Yankee in 2009; able to offer
removal of asbestos and hazardous
materials
Successfully gaining foothold in New York
market over last year
In early 2010, segment was awarded over
$30 million of new projects in both Boston
and New York areas
Demolition Segment
NASDI and Yankee Environmental Services
$48
2009
$12 $75 Demolition Revenue
Q1 2010
Three Year
Average
(In millions)

GREAT LAKES DREDGE & DOCK COMPANY RIVER & HARBOR IMPROVEMENTS

Financial Highlights Deborah Wensel Senior VP & CFO

Financial Performance
ANNUAL EBITDA
(a)
5 year CAGR = 15%
ANNUAL REVENUE
5 year CAGR = 10%
(a) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense.  2005 EBITDA also excludes non-
cash write down of goodwill and intangibles of $5.7 million.  Please see reconciliation of Net Income to EBITDA at the end of this presentation.
($ in millions)
$161.4
$622.2
$586.9
$515.8
$426.0
$423.4
0

$700
2005 2006 2007 2008 2009 Q1 2010
Capital Maintenance Beach Foreign Demolition
$28.2
$45.1
$77.6
$55.9
$57.5
$52.6
10.7%
12.3%
11.1%
9.5%
17.5%
12.4%
(15)
5
25
45
65
$85
2005 2006 2007 2008 2009 Q1 2010
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
Dredging Demolition % Margin

Primary Factors that Determine Operating Profitability
Bid success and dredge employment
Revenue is generated when bids are won and projects commence
Maximize revenue by employing dredges full-time
A dredge does not earn revenue when idle
Project mix and dredge mix
Projects include capital, beach, maintenance and foreign which inherently have a range of durations and margins
Each dredge has different production capabilities resulting in a range of revenue generating capacity
Seek to maximize mix within given bid market (i.e. type of work, type of vessel, duration)
Project execution
Goal to execute projects at the estimated margin
Numerous factors impact actual margin, both favorably and unfavorably, including:
Weather
Project conditions
Equipment downtime

2.0x
2.4x
3.7x
3.3x
3.6x
6.4x
1.0
2.0
3.0
4.0
5.0
6.0
7.0x
2005 2006 2007 2008 2009 Q1 2010
Net Debt / EBITDA
$3.6
$12.7
$29.8
$111.0
(a)
$44.5
$25.7
0.0
20.0
40.0
60.0
80.0
100.0
$120.0
2005 2006 2007 2008 2009 Q1 2010
Maintenance Growth & Other
Improved Financial Flexibility
($ in millions)
(a) Growth and other capital expenditures during the year of 2007 includes the purchase of four vessels.
LEVERAGE
CAPEX
$15.5
$21.3
$22.9

Backlog
BY SEGMENT
($ in millions)
$382
$385
(a)
$360
$369
$278
0.0
100.0
200.0
300.0
400.0
$500.0
2005 2006 2007 2008 2009 Q1 2010
Capital Maintenance Beach Foreign Demolition
$347
(a)
Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009

Investment Highlights
Attractive near and long-term catalysts in U.S dredging market
Harbor Maintenance Trust Fund secures funding for long-term maintenance demand
Other sources of dredging demand include coastal restoration, port deepening and port development
Solid backlog of contracted revenue, strong financial performance and improved financial flexibility
Current backlog of $346.9 million
Revenue – 5 year CAGR 10%, EBITDA – 5 year CAGR 15%
EBITDA growth from $45.1 million in 2005 to $77.6 million in 2009 ($28m in Q1 2010)
Decreased Net Debt / EBITDA from 6.4x in 2005 vs. 2.4x in 2009 (2.0x in Q1 2010)
International Presence
Only U.S. dredger with significant foreign presence
Flexible fleet enables repositioning of vessels as necessary
Opportunistic acquirer of dredging assets
Proven executive management team with an average of nearly 30 years of industry experience

Appendix

Reconciliation of Net Income to EBITDA
($ in millions)
YTD
2005 2006 2007 2008 2009 Q1 2010
Net Income Attributable to Great Lakes
      Dredge & Dock Corp ($6.9) $2.2 $7.1 $5.0 $17.5 $9.3
Non-Cash Goodwill and Intangibles Write Down
          5.7            -              -              -              -   -
Interest Expense
23.1 24.3 17.5 17.0 16.1 3.2
Income Tax Expense
(1.4) 1.0 6.4 3.8 11.0 6.2
Depreciation and Amortization 24.6 25.1 26.5 30.1 33.0
9.4
EBITDA $45.1 $52.6 $57.5 $55.9 $77.6
$28.2
FYE Ending December 31,